UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2010

Hercules Technology Growth Capital, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00702	74-3113410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Hamilton Ave., Suite 310 Palo Alto, CA	94301
(Address of Principal Executive Offices)	(Zip Code)

(650) 289-3060

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

(a) Prior independent registered public accounting firm

On September 9, 2010, the board of directors (the “Board”) of Hercules Technology Growth Capital, Inc. (the “Company”) dismissed Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm. The Board’s decision to dismiss Ernst & Young was recommended by the audit committee of the Board.

Ernst & Young served as the Company’s independent registered public accounting firm for the Company’s fiscal years ended December 31, 2008, and 2009. The reports of Ernst & Young on the Company’s financial statements for the years ended December 31, 2008, and 2009 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

Prior to its dismissal, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young would have caused it to make reference to the subject matter of the disagreements in connection with its report, nor were there any “reportable events” as such term as described in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)

The Company requested that Ernst & Young review the disclosures contained herein and asked Ernst & Young to furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission containing any new information, clarification of the Company’s expression of Ernst & Young’s views, or the respects in which Ernst & Young does not agree with the statements contained herein. A copy of Ernst & Young’s letter dated September 10, 2010 is filed as an exhibit to this Form 8-K.

(b) New independent registered public accounting firm

On September 9, 2010, upon the recommendation of the audit committee of the Board, the Board engaged PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to serve as the Company’s independent registered accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2010.

During the two most recent fiscal years and through September 9, 2010, the date of the engagement of PriceWaterhouseCoopers, neither the Company nor any person on its behalf has consulted with PriceWaterhouseCoopers with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.

Item 9.01	Financial Statements and Exhibits

No.	Description

16.1	Letter of Certified Public Accounting Firm

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hercules Technology Growth Capital, Inc.

Date: September 10, 2010	By:	/S/ SCOTT HARVEY
Scott Harvey
Chief Legal Officer